A 155—Standard Improved Store Form Lease 11-75 | Julius Blumberg, Inc., Publisher, NYC 10013

This Agreement *BETWEEN*

Angelo Pegno et. al.

as Landlord

and

Alliance Partners, Inc., Jay Gelman and Andre Muller as guarantors

as Tenant

Witnesseth: *The Landlord hereby leases to the Tenant the following premises:*

18-39 128th Street College Point, NY 11356

for the term of 5 Years

to commence from the 1st *day of* July 2003 *and to end on the* 30th *day of* June 2008 *to be used and occupied only for*

Office and warehousing

upon the conditions and covenants following:

1st. *That the Tenant shall pay the annual rent of*

fifty three thousAnd ($53,000.00) plus 3% per year per lease rider

said rent to be paid in equal monthly payments in advance on the 1st *day of each and every month during the term aforesaid, as follows:*

four thousand four hundred and sisteen dollars and 67 cents $4,416.67 plus 3% per year per lease rider

2nd. *That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs*

except roof and structural repairs

and at the end or other expiration of the term, shall deliver up the demised premises condition similar this day the *~~in good order or condition~~, damages by the elements excepted*, and reasonable wear and tear.

3rd. *That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.*

4th. *That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.*

5th. *Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.*

If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. insert*

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. insert *

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency. Insert +

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter. Insert +

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly. * interest, if any, will be deemed additional rent

15th. The Tenant has this day deposited with the Landlord the sum of $ 8,833.34* as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises. Insert +

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

+ Landlord will give tenant notice and cure period of 5 days for monetary matters and 30

22nd. *If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.*

23rd. *In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.*

24th. *The Tenant waives all rights to redeem under any law of the State of New York.*

25th. *This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.*

26th. *No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.*

27th. *Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.*

If tenant is unable to take posession by August 1, 2003 tenant has right to terminate lease. See attached rider paragraphs 28 - 42

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

And it is mutually understood and agreed *that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.*

In Witness Whereof, *the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 19*

Signed, sealed and delivered

in the presence of

[signature] L. S.

[signature] L. S.

[signature] – LANDLORD L. S.

State of New York,
County of } ss.:

On the   day of   19   , before me personally came

to me known and known to me to be the individual   described in, and who executed, the foregoing instrument, and acknowledged to me that   he   executed the same.

State of New York,
County of } ss.:

On the   day of   19   , before me personally came

to me known, who, being by me duly sworn, did depose and say that   he resides at No.

that   he is the   of

the corporation mentioned in, and which executed, the foregoing instrument; that   he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of   of said corporation; and that   he signed h   name thereto by like order.

Lease

Dated_______________19

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do   hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned ha   set   hand   and seal   this   day of   , 19

WITNESS

______________________________________ L. S.

Rider to Lease between Angelo Pegno, et.al, Owner and Alliance Partners, Inc., et. al., Tenant

42. Referring to paragraph #4 of Lease, Landlord's consent in writing for assignment, underletting, alteration or underleasing will not be unreasonably withheld, delayed or conditioned.

Landlord

Angelo Pegno 6/20/03.
Signature Date

Tenant

Jay Gelman 6/20/03
Signature Date

JAY GELMAN PRESIDENT
Print Name Title
For: Alliance Partners, Inc.

Jay Gelman 6/20/03
Jay Gelman, Personal Guarantor Date

Andre Muller 6/20/03
Andre Muller, Personal Guarantor Date

Rider to Lease between Angelo Pegno, et.al, Owner and Alliance Partners, Inc., et. al., Tenant

28. Tenant shall furnish and supply heat, hot water and electric at its own cost and expense and shall maintain the heating and plumbing and electrical systems during the term of the Lease.

29. Tenant agrees at its own cost and expense to provide and keep in force during the Term of the Lease for the benefit of the Landlord, General Liability Insurance in standard Owners, Landlords and Tenant form protecting and holding the Landlord harmless against any Liability whatsoever occasioned by accident on or about the premises in the amount of $1,000,000.00/$1,000,000.00. The policy shall indicate the Landlord as a named insured and shall be received prior to occupancy. The owners are: Angelo Pegno, Audrey Pegno, Rose Kotakis, James DeVito, Camille Tillis, Joseph DeVito, and Linda Walden.

30. The tenant agrees to pay Landlord any increase in Realty Taxes over base year 2003/2004. Payment in full when presented.

31. Tenant represents that he made a thorough examination and inspection of demised premises and is familiar with the condition of every part thereof. Tenant agrees that he enters into this lease without any representations or warranties by Landlord, its agents, representatives, employees, servants or other person as to the condition of the demised premises or appurtenances thereof, or any improvements therein or thereon. Tenant agrees to accept the demised premises "as is" in their condition at the time possession is given to Tenant without requiring any alterations, improvements, repairs or decoration to be made by Landlord or at Landlord's expense.

Landlord represents that, at the time of possession, premises will be delivered vacant and broom clean, and that premises will be free of all tenancies.

Landlord further represents that at the time possession is delivered to Tenant, the heating, plumbing, and electrical systems will be in working order.

Landlord does not warrant condition of offices presently erected. Tenant has accepted these partitions and the responsibility for them from the previous tenant.

32. Landlord will deliver the premises graffiti free. It is the tenants responsibility to maintain a graffiti free exterior during the term of the lease.

33. Rent shall be payable at each anniversary of the Lease as follows:

7/1/04 - 6/30/05 $4,549.17/month $54,590.04/year
7/1/05 - 6/30/06 $4,685.65/month $56,227.80/year
7/1/06 - 6/30/07 $4,826.22/month $57,914.64/year
7/1/07 - 6/30/08 $4,971.01/month $59,652.12/year

Initial: Tenant Landlord

34. Tenant may make any alterations or additions necessary for the proper conduct of its business. All such alterations or additions shall be in accordance with all requirements or any regulatory body having jurisdiction. All such alterations and additions shall become property of the Landlord or shall be removed at the Landlord's option at the Termination of the Lease. If removed tenant shall repair any damage from removal.

35. Tenant shall pay all reasonable and customary increases over fire insurance premium now in effect. Current premium is $1,146.00.

36. Tenant will pay all water and sewer use charges to Landlord. Such bills are payable within 15 days of presentation to tenant.

37. It is understood that 2 months unpaid rent or any real estate escalation charge or water bill which remains unpaid for a period of sixty (60) days after presentation of said bill shall constitute a breach of the lease and abandonment of the captioned property by Alliance Partners, Inc. et. al. The Landlord will begin eviction proceedings and exercise all its rights to protect its interests. The Tenant further agrees that upon such default, the Landlord or his agents shall have the absolute right to enter upon and take possession of the premises, and with due notice, take possession of all contents.

    In any action for default as described in the above paragraph, the Tenant further waives all defenses it may have and will bring no action against the Landlord for any reason or cause whatsoever for any breach of the lease by the Landlord, prior to or subsequent to the default by the Tenant.

38. Any interest on Security shall be deemed additional rent.

39. Tenant will maintain the heating, plumbing and electrical systems during the term of the lease.

40. Tenant shall maintain flues, vents and all other thru roof connections for plumbing, heating and air conditioning.

41. Tenant shall not install or maintain a lighted sign at demised premises without Landlord's prior consent.

Initial: Tenant Landlord